Exhibit H-2
to Post-Effective Amendment No. 3 in File No. 70-8427

Nonutility
Company
1994 Parent
Company
(CG&E or
PSI)
Status as of
4/30/98
Basis for
Retention
Tri-State
Improvement
Co.
CG&E Cinergy system
subsidiary
Applicable
Commission
precedent
KO
Transmission Co.
CG&E Cinergy system
subsidiary
Applicable
Commission
precedent
Enertech
Associates,
Inc.
(formerly
Enertech
Associates
International, Inc.)
CG&E Cinergy system
subsidiary
rule 58Cinergy
Resources,
Inc.
CG&E Cinergy system
subsidiary
rule 58CGE ECK,
Inc.
CG&E DissolvedN/ACGE Corp.CG&E DissolvedN/ACG&E "good citizen"
limited
partnership
investments
CG&E Held by CG&E Applicable
Commission
precedent
PSI
Recycling,
Inc.
PSI Dissolved N/APower
Equipment
Supply Co.
PSI Dissolved N/A Cinergy
Capital &
Trading,
Inc.
(formerly
Wholesale
Power
Services,
Inc.)
PSI Cinergy system
subsidiary
rule 58South
Construction Company,
Inc.
PSI Cinergy system
subsidiary
Applicable
Commission
precedent
PSI
Investments, Inc.
PSI Dissolved N/A PSI Power
Resource
Development, Inc.
PSI In process of
being dissolved
N/A Cinergy-Cadence,
Inc.
(formerly
PSI Power
Resource
Operations,
Inc.)
PSI Cinergy system
subsidiary
rule 58Cinergy
International, Inc.
(formerly
PSI
International, Inc.)
PSI In process of
being dissolved
N/A PSI
Sunnyside,
Inc.
PSI In process of
being dissolved
N/A Cinergy
Technology,
Inc.
(formerly
PSI
Environmental Corp.)
PSI Cinergy system
subsidiary
Applicable
Commission
precedent
PSI T&D
International, Inc.
PSI In process of
being dissolved
N/A PSI
Yacyreta,
Inc.
PSI In process of
being dissolved
N/A PSI Energy
Argentina,
Inc.
PSI Cinergy system
subsidiary
EWG /FUCO
Project
Parent
PSI
Argentina,
Inc.
PSI Cinergy system
subsidiary
EWG /FUCO
Project
Parent
Costanera
Power Corp.
PSI Cinergy system
subsidiary
EWG /FUCO
Project
Parent
Energy
Services
Inc. of
Buenos Aires
PSI Dissolved N/A PSI Energy
"good
citizen"
limited
partnership
investments
PSI Energy Held by PSI
Energy

Applicable
Commission
precedent